Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 15. Equity

(a)	Share capital

On August 6, 2009, the Company’s annual general shareholders’ meeting approved a recapitalization plan as below:

(i)	Increase of authorized share capital: to increase the authorized share capital of the Company from US$50 thousand divided into 500,000 thousand shares of par value US$0.0001 each to US$300,000 thousand divided into 3,000,000,000 thousand shares of par value US$0.0001 each.

(ii)	Distribution of stock dividends: distribute 5,999 shares of stock dividend for each ordinary share then outstanding as of August 7, 2009 from the additional paid-in capital account.

(iii)	Shares consolidation: immediately following the issuance of stock dividend, every three thousand issued and unissued shares of par value US$0.0001 each are consolidated into one ordinary share of US$0.3 par value each.

(iv)	Change of par value: change the par value of ordinary shares from US$0.0001 per share to US$0.3 per share effect from August 10, 2009.

Concurrently with the recapitalization plan, the ADS was changed to have one ADS represent two ordinary shares, as compared to the previous ratio of one ADS represents one ordinary share. As a result of the ADS ratio change, the percentage ownership of the Company’s share capital represented by each ADS immediately before and after the recapitalization plan, will remain unchanged.

In accordance with the Company’s board of director’s resolution on November 14, 2008, the Company authorized another new share buyback program. The program allows the Company to repurchase up to $50 million of the Company’s ADSs for retirement. The Company repurchased 2,369,091 ADSs, 13,125,251 ADSs and 3,854,026 ADSs in 2008, 2009 and 2010, respectively, from open market. In total, the Company has repurchased $50 million or 19,348,368 ADSs in the open market at an average price of US$2.58 per ADS.

In accordance with the Company’s board of director’s resolution on June 20, 2011, the Company authorized another new share buyback program. The program allows the Company to repurchase up to $25 million of the Company’s ADSs.

In April 2011, the Companies Law of the Cayman Islands was amended to permit treasury shares if so approved by the board and to the extent that the articles do not prohibit treasury shares. Therefore, the Company would hold the treasury shares not been cancelled used for settle future employees awards.

The Company repurchased $4.6 million or 3,767,210 ADSs in the open market at an average price of US$1.23 per ADS in 2011. Among which, 3,709,963 ADSs was held by the Company as of December 31, 2011.

(b)	Earnings distribution

As a holding company, the major asset of the Company is the 100% ownership interest in Himax Taiwan. Dividends received from the Company’s subsidiaries in Taiwan, if any, will be subjected to withholding tax under ROC law. The ability of the Company’s subsidiaries to pay dividends, repay intercompany loans from the Company or make other distributions to the Company may be restricted by the availability of funds, the terms of various credit arrangements entered into by the Company’s subsidiaries, as well as statutory and other legal restrictions. The Company’s subsidiaries in Taiwan are generally not permitted to distribute dividends or to make any other distributions to shareholders for any year in which it did not have either earnings or retained earnings (excluding reserve). In addition, before distributing a dividend to shareholders following the end of a fiscal year, a Taiwan company must recover any past losses, pay all outstanding taxes and set aside 10% of its annual net income (less prior years’ losses and outstanding taxes) as a legal reserve until the accumulated legal reserve equals its paid-in capital, and may set aside a special reserve.

The accumulated legal and special reserve provided by Himax Taiwan as of December 31, 2010 and 2011 amounting to $45,638 thousand and $47,297 thousand, respectively.